American Century Mutual Funds, Inc.
Statement of Additional Information Supplement

Balanced Fund ¡ Capital Growth Fund ¡ Capital Value Fund
Focused Growth Fund ¡ Fundamental Equity Fund
Giftrust® Fund ¡ Growth Fund ¡ Heritage Fund
New Opportunities Fund ¡ NT Growth Fund ¡ NT VistaSM Fund
Select Fund ¡ Small Cap Growth Fund ¡ Ultra® Fund
Veedot® Fund ¡ VistaSM Fund

Supplement dated October 1, 2010 ¡ Statement of Additional Information dated March 1, 2010

The following entry is added to the Accounts Managed table on pages 58-60. Account information is provided as of September 28, 2010.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Matt Titus	Number of Accounts	5	0	3
	Assets	$1.6 billion(1)	N/A	$78.6 million

1	Includes $147.4 million in Capital Value.

The following sentence is added under the Ownership of Securities section on pages 63-64.

As of September 28, 2010, Mr. Titus did not beneficially own any shares of the Capital Value Fund.

Effective November 30, 2010.

The entry for Charles A. Ritter in the Accounts Managed table on page 60 of the statement of additional information is deleted.

The entry for Charles A. Ritter in the Ownership of Securities table on page 63 of the statement of additional information is deleted.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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